CHENIERE ENERGY
Cheniere Energy, Inc.
Corporate Presentation
June 2010

Forward Looking Statements
1
This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1933, as amended. All statements, other than statements of historical facts, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things:
▪ statements that we expect to commence or complete construction of a liquefaction facility by certain dates, or at all;
▪ statements that we expect to receive authorization from the Federal Energy Regulatory Commission, or FERC, or the Department of Energy, or
DOE to construct and operate a proposed liquefaction facility by a certain date, or at all;
▪ statements regarding future levels of domestic or foreign natural gas production and consumption, or the future level of LNG imports into North
America or exports from the U.S., or regarding projected future capacity of liquefaction or regasification facilities worldwide;
▪ statements regarding any financing transactions or arrangements, whether on the part of Cheniere or at the project level;
▪ statements regarding any commercial arrangements marketed or potential arrangements to be performed in the future, including any cash distributions and revenues anticipated to be received;
▪ statements regarding the commercial terms and potential revenues from activities described in this presentation;
▪ statements that our proposed liquefaction facility, when completed, will have certain characteristics, including a number of trains;
▪ statements regarding our business strategy, our business plan or any other plans, forecasts, examples, models, forecasts or objectives: any or all of which are subject to change;
▪ statements regarding estimated corporate overhead expenses; and
▪ any other statements that relate to non-historical information.

These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “example,”
“expect,” “forecast,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc. and Cheniere Energy Partners, L.P. Annual Reports on Form 10-K for
the year ended December 31, 2009, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors”. These forward-looking statements are made as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-looking statements.

Cheniere Energy, Inc.
(“Cheniere”)
Marketing (“CMI”)
Sabine Pass LNG (SPLNG) (90.6%)*
Approved Permits:
Creole Trail LNG
Corpus Christi LNG
Creole Trail P/L (100%)
Approved Permits:
Creole Trail P/L Phase II
Corpus Christi P/L
2 Bcf/d Capacity at SPLNG**
MSPAs with major
LNG suppliers,
merchants, utilities
Isle of Grain Put
Option 12 Cargoes/yr
Over 100 domestic
NAESBs and ISDAs
Pipelines
Terminals
JPMorgan Arrangement
Expand services at Sabine Pass LNG:
1 Bcf/d Liquefaction Capability
Development Project
* Sabine Pass LNG owned by Cheniere Energy Partners, L.P. (“CQP”)
**Variable Capacity Rights Agreement (“VCRA”) with CQP
Cheniere Business Segments

TUA	Capacity	2010 Full-Year Payments ($ in MM)
Total LNG USA Chevron USA Cheniere Energy Investments	1.0 Bcf/d 1.0 Bcf/d 2.0 Bcf/d	$123 $128 $252
Aerial view of Sabine Pass LNG
3
Sabine Pass LNG
Cheniere Energy, Inc. 90.6%
▪ Vaporization
 – ~4.3 Bcf/d peak send-out
▪ Storage
 – 5 tanks x 160,000 cm (16.9 Bcfe)
▪ Berthing / Unloading
 – Two docks
 – LNG carriers up to 266,000 cm
 – Four dedicated tugs
▪ Land
 – 853 acres in Cameron Parish, LA
▪ Accessibility - Deep Water Ship Channel
 – Sabine River Channel dredged to 40
 feet
▪ Proximity
 – 3.7 nautical miles from coast
 – 22.8 nautical miles from outer buoy
▪ LNG Re-Exporting Capability

Cheniere Creole Trail Pipeline
Gulf Coast Markets
Northeast Markets
Southeast Markets
Midwest / Great Lakes Markets
Connects with Henry Hub
Zone 2 - Future
Trunkline (TRUNK)
Texas Eastern (TETCO)
Transco (TRANS)
Tennessee
ANR
Texas Gas
Florida Gas
Transco
Columbia Gulf
Cypress
NGPL (NGPL)
Bridgeline (BRGJB)
Transco (SWLAT)
Tennessee (SWLAT)
Florida Gas (SWLAT)
Henry Hub
Sabine Pass LNG Terminal
Future Creole Trail LNG Terminal
Gulf of Mexico

CHENIERE

▪ Size:
 – 2.0 Bcf/d
▪ Diameter:
 – 42-inch diameter
▪ Cost:
 – ~$560 million first 94 miles
▪ Initial interconnects:
 – 4.1 Bcf/d of interconnect
 capacity
▪ Provides optimal market access for LNG from the Sabine Pass terminal
▪ First 94 miles complete and in-service, additional 58 miles permitted
Creole Trail Pipeline
Cheniere Energy, Inc. 100%

Sabine Pass to become bi-directional import/export facility
* Commencement of construction is subject to regulatory approvals and a final investment decision contingent upon Cheniere obtaining satisfactory construction contracts and long-term customer contracts sufficient to underpin financing of the project.
Expanding Operations - Liquefaction Project*
Compelling Proposition
 ▪ Market fundamentals create opportunity to expand into exports
 ▪ Export services provide customers with an attractively priced option to access U.S. natural gas supply
 ▪ Sabine Pass facility location is strategically situated
 – Many existing assets in place needed for an export terminal reduces capital required, cost estimates comparable to liquefaction expansion economics
 – Abundance of supply and existing infrastructure in surrounding regions, proximity to Henry Hub
 ▪ Powerful tool for industry players to manage their portfolios
 – Early indications of interest from both buyers and sellers of natural gas and LNG

Market Fundamentals Drive Liquefaction Project
▪ The U.S. has become the largest producer of natural gas in the world and production costs rank among the lowest
 – Productive capacity at $6.50/MMBtu could reach 95 Bcf/d by 2020
▪ U.S. natural gas demand not likely to keep pace with incremental supply as demand continues to lag market forecasts, threatening to lead to price volatility
▪ Globally, a natural gas supply gap is projected to develop in 2014-15
 – Key driver is decline of UK Continental Shelf production
 – Exacerbates dependency of European consumers on imported gas
 – Asian consumers highly dependent on imported LNG for gas supply
▪ Simultaneously, global LNG and pipeline gas suppliers continue to enforce oil-price indexation in new contracts
 – Key markets in Asia and Europe import over 70 Bcf/d of natural gas
 – Imports forecast to increase by 26 Bcf/d over the next ten years

Lower 48 Technically Recoverable
Unconventional Reserves (Tcf)
1600
1200
800
400
0
Shale
CBM
Tight Gas
1996
2009
Montana Thrust Belt
Cody
Williston Basin
Gammon
Big Horn Basin
Greater Green River Basin
Mowry
Hilliard-Baxter-Mancos
Denver Basin
Mancos
Uinta Piceance Basin
Niobrara
Hermosa
Paradox Basin
Pierre
Raton Basin
Lewis
San Juan Basin
Anadarko Basin
Woodford
Palo Duro Basin
Bend
Permian Basin
Barnett
Ft. Worth Basin
Barnett-Woodford
Marfa Basin
Pearsall-Eagle Ford
Forest City Basin
Excello-Mulky
Cherokee Platform
Arkoma Basin
Woodford-Caney
Fayetteville
Haynesville
Michigan Basin
Antrim
Illinois Basin
New Albany
Black Warrior Basin
Devonian
Floyd-Neal
Utica
Marcellus
Devonian (Ohio)
Appalachian Basin
Conasauga Valley and Ridge Basin

CHENIERE

Sources: EIA (US map graphic, pipelines and LNG terminals placed by Cheniere)
Advanced Resources Intl (Lower 48 Unconventional Recoverable Reserves), ARI shale estimates updated April 2010
Depicted Pipelines: Rockies Express, Texas Eastern, Trunkline, Transco, FGT, C/P/SESH/Gulf Crossing (as a single route)
Depicted LNG terminals: Freeport, Golden Pass, Sabine Pass, Cameron, Trunkline, Elba Island, Cove Point, Everett
366
Tcf
1,167
Tcf
US Proved
Reserves
U.S. Unconventional Reserves
Basins Proximate to Premium Markets and Major Pipelines

3
Project Estimates:
▪ Initial Phase: 1 Bcf/d (two modular trains)
▪ Second Phase: Additional 1 Bcf/d
▪ Estimated capex similar to liquefaction
 expansion economics
▪ Commercial start date: 2015e
Sabine Pass LNG
Proposed Liquefaction Project - Overview
▪ Leveraging existing assets
 – Large acreage position (853 acres)
 • Can readily accommodate 4 liquefaction trains
 (up to 2 Bcf/d capacity)
 – Existing infrastructure
 • 2 docks, 4 dedicated tugs
 • LNG storage tanks (5 x 160,000 cm)
 • Power generation
 • Pipeline connections (Creole Trail)
▪ Gas sourced from pipeline grid - Henry
 Hub indexed pricing
▪ “Demand Pull” model
 – Global supply gap
 – Diversity of supply
 – Flexible processing
 – Henry Hub indexation

450
400
350
300
250
200
150
100
50
0
Cost

Qatargas Nigeria RasGas ELNGT1 Oman ALNGT1 ALNGT1-3 ELNGT1-2
ConocoPhillips-Bechtel - Global Liquefaction Collaboration
Source: ConocoPhillips-Bechtel
ConocoPhillips-Bechtel trains
$/Ton per Annum
Low Cost Liquefaction Facilities
Proven Technology

Capacity fee includes regasification and liquefaction services -
provides customer option to import or export
Estimated cost to purchase U.S. supply:
Commercial Structure
Estimated Terms for LNG Sales Agreements
Ê  Capacity Fee:  $1.40/MMBtu to $1.75/MMBtu
 ▪ “Take or Pay”, permits lifting or unloading cargoes
 ▪ Includes all facilities and Creole Trail Pipeline
Ê  LNG Export Commodity Charge: $HH./MMBtu
 ▪ Delivery Terms: FOB
 ▪ Prevailing price for eastbound flow in local pipelines
 ▪ Paid on a per-MMBtu basis, per cargo loaded
Ê  Fuel Surcharge:  8%-12%
 ▪ Projected based on forecast export activity
 ▪ Trued up from period to period

2010 Financial Developments
Cheniere Energy, Inc.
▪ Entered into marketing arrangement with JPMorgan
 – Reduced working capital requirements for cargo purchases/sales
▪ Sold 30% equity in Freeport to pay down debt
 – Paid down $102 million of 9.75% term loan
▪ Assigned CMI TUA to CQP subsidiary and entered into new variable capacity rights agreement
 – Released TUA reserve account, funds used to pay down $64 million of convertible senior secured notes
▪ Continuing to address upcoming debt maturities at Cheniere
 – Considering best options to maintain shareholder value
$247
$247
$502
Put option Aug-2011
2010
2011
2012
2018
Note: Balances as of June 30, 2010, reflect paydown of $64MM on convertible senior secured loans. Amounts do not include notes at CQP

JPMorgan Arrangement
▪ Cheniere and JPMorgan joined LNG marketing efforts
▪ CMI provides all services related to:
 –  sourcing deals and negotiating contracts, purchasing, transporting, receiving, storing, regasifying and selling cargoes of LNG and regasified
 LNG on an exclusive basis
▪ JPM provides credit support
▪ JPM pays a fixed fee and additional fees dependent upon
 gross margins achieved
▪ JPM acquired CMI’s commercial inventory as of April 1, 2010
▪ JPM has option to sign 0.5 Bcf/d TUA at $0.32/MMBtu

▪ CQP: Subordination period extended - distributions to sub units dependent on new business generated, including future CMI fees under the VCRA
▪ LNG: Eliminates need for $64mm TUA reserve, funds from reserve used to pay down $64mm on senior secured convertible loans
▪ CMI assigned its 2.0 Bcf/d TUA with Sabine Pass LNG to direct subsidiary of
 CQP, Cheniere Energy Investments, LLC (“Investments”)
▪ Investments will make TUA payments to Sabine Pass LNG effective 7/1/2010
▪ CMI / Investments entered into a Variable Capacity Rights Agreement (“VCRA”)
 that gives CMI rights provided in the TUA
▪ CMI will continue marketing TUA capacity on CQP’s behalf
▪ CMI will pay Investments 80% of positive gross margin for each cargo delivered at Sabine
Transaction Summary
Results
* No impact to arrangement between CMI and JPMorgan or any existing agreements with other counterparties.
Cheniere and CQP Restructure Marketing
Arrangement*

Public Unit holders
9.4% LP Interest
Cheniere Energy
Investments, LLC
Sabine Pass LNG-GP, Inc.
Sabine Pass LNG, L.P.
Sabine Pass LNG-LP, LLC
100% Ownership Interest
100% Ownership Interest
100% Ownership Interest
100% LP Interest
Non-Economic GP Interest

100% Ownership Interest
Cheniere LNG Holdings, LLC
88.6% LP Interest
100% of 2% GP Interest
NYSE Amex US: LNG
NYSE Amex US: CQP
3
Cheniere Marketing, LLC
VCRA
TUA
Organizational Structure
TUA Assignment and new VCRA

Disbursements
▪ G&A, net Marketing     25-35
▪ Pipeline & tug services   10
▪ Other, incl adv tax payments    3-5
▪ Debt service   34
Annualized*
($ in MM)
$45 - 55
*Estimates represent a summary of internal forecasts, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update the forecast. See “Forward Looking Statements” cautions. Estimates exclude earnings forecasts from operating activities.
**Approximately $11 million is fees for management services provided by Cheniere to CQP payable on a quarterly basis, equal to the lesser of 1) $2.5 million (subject to inflation) or 2) such amount of CQP’s unrestricted cash and cash equivalents as remains after CQP has distributed in respect of each quarter for each common unit then outstanding an amount equal to the IQD and the related GP distribution and adjusting for any cash needed to provide for the proper conduct of the business of CQP, other than Sabine Pass operating cash flows reserved for distributions in respect of the next four quarters.
Net cash outflow
▪ Baseline case, excludes estimates for cargo activity, Marketing margins and project development costs
Estimated Future Cash Flows
Cheniere Energy, Inc.
Receipts
▪ Distributions from CQP (Common/GP)   $ 20
▪ Management fees from CQP   8-19**

Disbursements
▪ Operating Expenses    $34
▪ Management Fees    8
▪ Debt Service    165
Annualized*
($ in MM)
$51
*Estimates represent a summary of internal forecasts, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update the forecast. See “Forward Looking Statements” cautions.
Distributable Cash Available
Distributions to GP and LP Unitholders
$46
Note: Not included in disbursements above is an estimate of up to approximately $11 million of fees payable to Cheniere for services provided under a management services agreement. Such fees are payable on a quarterly basis equal to the lesser of 1) $2.5 million (subject to inflation) or 2) such amount of CQP’s unrestricted cash and cash equivalents as remains after
CQP has distributed in respect of each quarter for each common unit then outstanding an amount equal to the IQD and the related GP distribution and adjusting for any cash needed to provide for the proper conduct of the business of CQP, other than Sabine Pass operating cash flows reserved for distributions in respect of the next four quarters.
Estimated Future Cash Flows
Cheniere Energy Partners
Receipts
▪ TUA Customers    $251
▪ Fuel Retainage, Tugs, Other    7

Public Unit holders
9.4% LP Interest
Cheniere Energy
Investments, LLC
Sabine Pass LNG-GP, Inc.
Sabine Pass LNG-LP, LLC
100% Ownership Interest
100% Ownership Interest
100% Ownership Interest
100% LP Interest
Non-Economic GP Interest

100% Ownership Interest
Cheniere LNG Holdings, LLC
$205 mm 2.25% Convertible Senior Unsecured Notes due 2012

$550 mm 7.25% Senior Secured Notes due 2013
$1,666 mm 7.50% Senior Secured Notes due 2016
88.6% LP Interest
100% of 2% GP Interest
NYSE Amex US: LNG
NYSE Amex US: CQP
3
$298 mm 9.75% Term Loan due 2012
$247 mm 12.0% Convertible Senior Secured Loans due 2018
Note: Balances as of June 30, 2010; convertible
senior secured loans balance is proforma the
$64MM pay down from TUA reserve release.
Customer Annual TUA Pmt
Total  $123MM
Chevron  $128MM
Investments  $252MM
Sabine Pass LNG, L.P.
Organizational Structure

Appendix

Supply and Demand Trends
MTA
200
180
160
140
120
100
80
60
40
20
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Asia Pacific
Europe
Americas
Supply

CHENIERE

Source: Poten
24.2
15
7
2
Bcf/d(e)
LNG Supply and Demand Trends

18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009 (e)
Average

CHENIERE

Source: GIIGNL, Cheniere Research, 2009e
Skikda
Explosion
Schedule slippage,
underperformance
FMs, Maintenance
YoY Change in LNG Supply Trends
Well-below Average for Second Year

8
6
4
2
0
-2
-4
Abud Dhabi
Algeria
Australia
Brunei
Egypt
E Guinea
Indonesia
Libya
Malaysia
Nigeria
Norway
Oman
Qatar
Trinidad
US
Russia
Yemen

8
6
4
2
0
-2
-4
-6
Argentina
Belgium
Brazil
China
Dom. Rep.
France
Greece
India
Italy
Japan
Korea
Portugal
Puerto Rico
Spain
Taiwan
Turkey
UK
US
Canada
Chile
Kuwait
Mexico-AB
Mexico-AP

Traditional markets offset

CHENIERE

Source: Poten
Supply growth masked
by production losses
by traded markets
Export Variance 09 v 08
Import Variance 09 v 08
MTPA
MTPA

YoY Changes in LNG Supply and Demand

But LNG Imports Up ~1 Bcf/d YOY

Mediterranean vs NW Europe LNG Imports
Bcf
180
160
140
120
100
80
60
40
20
0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
NWE 08
Med 08
NWE 09
Med 09
NWE 07
Med 07

CHENIERE

2009 ‘Anomaly’
Europe Oversupplied but LNG Imports Up
Recession induced demand reduction ~4 Bcf/d
Med
NWE
+ 109%
(+145 cargoes)
Note: NWE = UK, BE, + Montoir
- 1.5%
(-7 cargoes, despite
addition of Rovigo in
Italy)
Source: Waterborne

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2005
2006
2007
2008
2009
JKT
Emerging Asia
Mediterranean
Other Americas
US
NW Europe

CHENIERE

Traded
Liquid
Markets
Loose
Gradual Tightening
Loose
Source: GIIGNL, Cheniere Research , 2009e
Spot LNG By Destination Region

Everett
Cove Point
Elba Island
Lake Charles
Sabine Pass
Freeport
Golden Pass
Cameron
Costa Azúl
Canaport
Existing
Under Construction
Altamira
Source: Websites of Terminal Owners
Terminal Capacity Holder	Baseload Sendout (MMcf/d)
Canaport 1,000 Irving, Repsol
Everett - Suez 700
Cove Point 1,800 BP, Statoil, Shell
Elba Island 800 BG, Marathon, Shell
Lake Charles - BG 1,800
Freeport 1,500 ConocoPhillips, Dow
Sabine Pass 4,000 Total, Chevron, Cheniere
Cameron 1,500 Sempra, ENI
Golden Pass 2,000 ExxonMobil, ConocoPhillips, QP
Altamira 700 Shell, Total
Costa Azul 1,000 Shell, Sempra
Total 16,800
15.8 Bcf/d North American Atlantic Basin
capacity @ 65% utilization = 10.3 Bcf/d
North America Onshore
Regasification Capacity By 2010

CHENIERE ENERGY

Cheniere Energy
Investor Relations
Katie Pipkin, Vice President
(713) 375-5110 - katie.pipkin@cheniere.com
Christina Cavarretta, Manager
(713) 375-5104 - christina.cavarretta@cheniere.com